SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT (this “Agreement”), dated as of March __, 2019, is entered into by and between GSRX Industries Inc., a Nevada corporation (the “Company”), and Chemesis International Inc., a British Columbian Corporation (“CSI”). Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, the Company has agreed to issue an aggregate of 11,666,998 restricted shares of its common stock, par value $0.001 per share, (the “GSRX Shares”) to CSI, in exchange (the “Exchange”) for 7,291,874 restricted shares of common stock of CSI (the “CSI Shares”) to be issued to GSRX. The “GSRX Shares” and CSI Shares are collectively referred to as the “Exchange Securities.”

WHEREAS, the respective Board of Directors of the Company and CSI have determined that it is desirable to effectuate the Exchange.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency is hereby acknowledged, the Parties hereto intending to be legally bound hereby agree as follows:

ARTICLE I

The Exchange

SECTION 1.01. Exchange. At the Closing (as defined in Section 1.02 below), the Company shall sell, transfer, convey, assign and deliver to CSI the GSRX Shares free and clear of all Liens, and the Company shall, simultaneously therewith, deliver to CSI a certificate representing the GSRX Shares. Additionally at the Closing, CSI shall sell, transfer, convey, assign and deliver to GSRX the CSI Shares free and clear of all Liens, and CSI shall, simultaneously therewith, deliver to GSRX a certificate representing the CSI Shares. The Parties shall have the right to request that the respective GSRX Shares and CSI shares be issued in book entry form.

SECTION 1.02. Closing. The closing (the “Closing”) of the transactions contemplated by this Agreement (the “Transactions”) shall take place on the Effective Date (as defined below) at such location to be determined by the Company and CSI, commencing upon the satisfaction or waiver of all conditions and obligations of the Parties to consummate the Transactions contemplated hereby, as more fully set forth in Article V herein (other than conditions and obligations with respect to the actions that the respective Parties will take at Closing) or such other date and time as the Parties may mutually determine (the “Closing Date”). For purposes hereof, the effective date of the Closing (the “Effective Date”) shall be at the time of satisfaction, in full, of the conditions set forth in Article V herein.

SECTION 1.03. Mutual Leak Out. Beginning six (6) months after the Effective Date, the Company shall be able to sell up to 1,215,313 of the CSI Shares and CSI shall be able to sell 1,944,500 of the GSRX Shares every six (6) months, subject to compliance with any applicable securities laws and stock exchange rules.

ARTICLE II

Representations and Warranties of the Company

The Company hereby represents and warrants to CSI as follows:

SECTION 2.01. Organization, Standing and Power. The Company is duly organized, validly existing and in good standing under the laws of Nevada and has the corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect on the Company, a material adverse effect on the ability of the Company to perform its obligations under this Agreement or on the ability of the Company to consummate the Transactions (a “Company Material Adverse Effect”). The Company is duly qualified to do business in each jurisdiction where the nature of its business or its ownership or leasing of its properties make such qualification necessary, except where the failure to so qualify would not reasonably be expected to have a Company Material Adverse Effect. The Company has delivered to CSI true and complete copies of the organization documents of the Company in effect as of the date of this Agreement (the “Company Charter Documents”).

SECTION 2.02. Capital Structure. The authorized share capital of the Company consists of 100,000,000 shares of common stock with 46,961,134 shares issued and outstanding immediately prior to the execution of this Agreement, and 1,000 shares of preferred stock authorized, with 1,000 shares currently issued and outstanding immediately prior to the execution of this Agreement. All outstanding shares of the Company are duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the applicable corporate laws of its state of incorporation, the Company Charter Documents or any Contract (as defined in Section 2.10) to which the Company is a party or otherwise bound. Other than as publicly disclosed, there are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Interests may vote (“Voting Company Debt”). The amount of outstanding options and warrants issued by the Company is as set forth in the Company’s public disclosure record.

SECTION 2.03. Authority; Execution and Delivery; Enforceability. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery by the Company of this Agreement and the consummation by the Company of the Transactions have been duly authorized and approved by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement and the Transactions. When executed and delivered, this Agreement will be enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general applicability as to which the Company is subject.

SECTION 2.04. No Conflicts; Consents.

(a) The execution and delivery by the Company of this Agreement does not, and the consummation of the Transactions and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company under any provision of (i) the Company Charter Documents, (ii) any material contract, lease, license, indenture, note, bond, agreement, permit, concession, franchise or other instrument (a “Contract”) to which the Company is a party or by which any of their respective properties or assets is bound or (iii) any material judgment, order or decree (“Judgment”) or material Law applicable to the Company or its properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

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(b) No Consent of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to the Company in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, other than the (A) filing with the Securities and Exchange Commission of reports under Sections 13 and 16 of the Exchange Act, and (B) filings under state “blue sky” laws, as each may be required in connection with this Agreement and the Transactions

SECTION 2.05. Taxes.

(a) Other than as set forth in Schedule 2.05, the Company has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed Tax Returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. All Taxes shown to be due on such Tax Returns, or otherwise owed, have been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(b) There are no Liens for Taxes (other than for current Taxes not yet due and payable) on the assets of the Company. The Company is not bound by any agreement with respect to Taxes.

(c) If applicable, the Company has established an adequate reserve reflected on its financial statements for all Taxes payable by the Company (in addition to any reserve for deferred Taxes to reflect timing differences between book and Tax items) for all Taxable periods and portions thereof through the date of such financial statements. No deficiency with respect to any Taxes has been proposed, asserted or assessed against the Company, and no requests for waivers of the time to assess any such Taxes are pending, except to the extent any such deficiency or request for waiver, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

(d) For purposes of this Agreement:

“Taxes” includes all forms of taxation, whenever created or imposed, and whether of the United States or elsewhere, and whether imposed by a local, municipal, governmental, state, foreign, federal or other Governmental Entity, or in connection with any agreement with respect to Taxes, including all interest, penalties and additions imposed with respect to such amounts.

“Tax Return” means all federal, state, local, provincial and foreign Tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax return relating to Taxes.

SECTION 2.06. ERISA Compliance; Excess Parachute Payments. The Company does not, and since its inception never has, maintained, or contributed to any “employee pension benefit plans” (as defined in Section 3(2) of ERISA), “employee welfare benefit plans” (as defined in Section 3(1) of ERISA) or any other Company Benefit Plan for the benefit of any current or former employees, consultants, officers or directors of the Company.

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SECTION 2.07. Litigation. There is no action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, or any of its properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority whether federal, state, county, local or foreign (“Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Company Material Adverse Effect. Neither the Company nor any officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

SECTION 2.08. Compliance with Applicable Laws. The Company is in compliance with all applicable Laws except for instances of noncompliance that, individually and in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company has not received any written communication during the past two years from a Governmental Entity that alleges that the Company is not in compliance in any material respect with any applicable Law. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Company Material Adverse Effect. This Section 2.08 does not relate to matters with respect to Taxes, which are the subject of Section 2.05.

SECTION 2.09. Brokers; Schedule of Fees and Expenses. No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company.

SECTION 2.10. Contracts. Other than as set forth in Schedule 2.10, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of the Company taken as a whole. The Company is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

SECTION 2.11. Title to Properties. Except as set forth in Schedule 2.11, the Company has sufficient title to, or valid leasehold interests in, all of its properties and assets used in the conduct of its businesses. All such assets and properties, other than assets and properties in which the Company has leasehold interests, are free and clear of all Liens other than those Liens that, in the aggregate, do not and will not materially interfere with the ability of the Company to conduct business as currently conducted.

SECTION 2.12. Additional Representations and Warranties. The Company makes the additional representations and warranties as set forth below:

(a) no securities commission, securities regulatory authority, the OTCQB or any other similar regulatory body has issued any order preventing or suspending trading of any securities of the Company, no such proceeding is, to the knowledge of the Company, pending, contemplated or threatened, and the Company is not in default of any material requirement of Applicable United States Securities Laws (as defined below);

(b) the issued and outstanding Common Shares in the capital of the Company are listed and posted for trading on the OTCQB and the GSRX Shares issuable hereunder will be listed and posted for trading on the OTCQB upon the Company complying with the usual conditions imposed by the OTCQB with respect thereto and the Company is in material compliance with the by-laws, rules and regulations of the OTCQB;

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(c) at Closing, the GSRX Shares shall be validly issued as fully paid and non-assessable shares of the Company. The GSRX Shares will be issued to the Company on a basis that is exempt from the prospectus requirements under Applicable United States Securities Laws;

(d) the definitive form of share certificate evidencing the GSRX Shares has been and will be at the Closing, duly authorized, approved and adopted by the Company and comply with all legal requirements relating thereto;

(e) The Company is issuing the GSRX Shares in reliance on one or more exemptions or exclusions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), including Section 4(a)(2) of the Securities Act, Regulation D promulgated under the Securities Act and/or in reliance on Regulation S promulgated under the Securities Act

“Applicable United States Securities Laws” means all applicable securities and corporate laws, rules, regulations, instruments, notices, blanket orders, decision documents, statements, circulars, procedures and policies applicable to the Company.

SECTION 2.13. Labor Matters. There are no collective bargaining or other labor union agreements to which the Company is a party or by which it is bound. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

SECTION 2.14. Investment Company. The Company is not, and is not an affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

SECTION 2.15. Disclosure. The Company confirms that neither it nor any person acting on its behalf has provided CSI or its respective agents or counsel with any information that the Company believes constitutes material, non-public information, except insofar as the existence and terms of the proposed transactions hereunder may constitute such information and except for information that will be disclosed by the Company under a current report on Form 8-K filed no later than four (4) business days after the Closing. The Company understands and confirms that CSI will rely on the foregoing representations and covenants in effecting transactions in the Exchanged Securities. All disclosure provided to CSI regarding the Company, its business and the Transactions, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

SECTION 2.16. Reserved.

SECTION 2.17. Foreign Corrupt Practices. Neither the Company, nor, to the Company’s knowledge, any officer, agent, employee or other person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

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SECTION 2.18. Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

SECTION 2.19. Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to the Company as a result of the Company fulfilling its obligations or exercising their rights under this Agreement, including, without limitation, the issuance of the GSRX Shares to CSI.

SECTION 2.20. Listing and Maintenance Requirements. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued trading of its shares of common stock on the trading market on which such shares are currently listed or quoted. The issuance and sale of the GSRX Shares under this Agreement does not contravene the rules and regulations of the trading market on which the Company’s securities are currently listed or quoted, and all approvals of the stockholders of the Company, as required for the Company to issue and deliver to CSI the GSRX Shares contemplated by this Agreement, have been obtained.

SECTION 2.21. Good Title. The Company has the right and authority to sell and deliver the GSRX Shares as provided herein. CSI will receive good title to such GSRX Shares, free and clear of all liens, security interests, pledges, equities and claims of any kind, voting trusts and other encumbrances (collectively, “Liens”).

SECTION 2.22. Power and Authority. All acts required to be taken by the Company in order to enter into this Agreement and to carry out the Transactions as contemplated herein have been properly taken. This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with the terms hereof.

SECTION 2.23. No Finder’s Fee. The Company has not created any obligation for any finder’s, investment banker’s or broker’s fee in connection with the Transactions.

SECTION 2.24. Purchase Entirely for Own Account. The CSI Shares proposed to be acquired by the Company hereunder will be acquired for investment purposes, for the Company’s account, and not with a view to the resale or distribution of any part thereof, and the Company has no present intention of selling or otherwise distributing the CSI Shares which it will receive pursuant to this Agreement, except in compliance with applicable securities laws.

SECTION 2.25. Available Information. The Company has such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the CSI Shares.

SECTION 2.26. Non-Registration. The Company understands that the CSI Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and, if issued in accordance with the provisions of this Agreement, will be issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Parties’ representations as expressed herein.

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SECTION 2.27. Reserved.

SECTION 2.28. Accredited Investor. The Company is an “accredited investor” within the meaning of Rule 501 under the Securities Act and the Company was not organized for the specific purpose of acquiring the CSI Shares.

SECTION 2.29. Acknowledgment. The Company acknowledges that it has read the representations and warranties of CSI set forth in Article III herein and such representations and warranties are, to the best of the Company’s knowledge, true and correct as of the date hereof.

SECTION 2.30. Further Acknowledgment. The Company confirms that:

(a) it is not a resident of British Columbia;

(b) it is purchasing the CSI Shares as principal (within the meaning of Applicable Canadian Securities Laws); and

(c) the Company will comply with the securities laws requirements of its local jurisdiction with respect to its purchase of the CSI Shares.

“Applicable Canadian Securities Laws” means all applicable securities and corporate laws, rules, regulations, instruments, notices, blanket orders, decision documents, statements, circulars, procedures and policies applicable to CSI.

ARTICLE III

Representations and Warranties of CSI

CSI represents and warrants as follows to the Company that:

SECTION 3.01. Organization, Standing and Power. CSI is duly organized, validly existing and in good standing under the laws of British Columbia, Canada and has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect on CSI, a material adverse effect on the ability of CSI to perform its obligations under this Agreement or on the ability of CSI to consummate the Transactions (a “CSI Material Adverse Effect”). CSI is duly qualified to do business in each jurisdiction where the nature of its business or their ownership or leasing of its properties make such qualification necessary and where the failure to so qualify would reasonably be expected to have a CSI Material Adverse Effect. CSI has delivered to the Company true and complete copies of the Articles of Incorporation of CSI, as amended to the date of this Agreement (as so amended, the “CSI Charter”), and the Bylaws of CSI, as amended to the date of this Agreement (as so amended, the “CSI Bylaws”).

SECTION 3.02. Subsidiaries; Equity Interests. Other than as set forth in its public disclosure record, CSI does not own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any person or entity and does not have the right to acquire any shares in any person or entity.

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SECTION 3.03. Capital Structure. The authorized share capital of CSI consists of an unlimited amount of common shares with 88,522,161 shares issued and outstanding immediately prior to the execution of this Agreement. All outstanding shares of the capital stock of CSI are duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the applicable corporate laws of its state of incorporation, the CSI Charter, the CSI Bylaws or any Contract to which CSI is a party or otherwise bound. Other than as publicly disclosed, there are no bonds, debentures, notes or other indebtedness of CSI having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of CSI’s capital stock may vote (“Voting CSI Debt”). All of the Voting CSI Debt is disclosed and accounted for in the most recent financial statements of CSI in the Public Record. Except as set forth in Schedule 3.03, as of the date of this Agreement, there are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which CSI is a party or by which it is bound (i) obligating CSI to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, CSI or any Voting CSI Debt, (ii) obligating CSI to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (iii) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of CSI. As of the date of this Agreement, there are no outstanding contractual obligations of CSI to repurchase, redeem or otherwise acquire any shares of capital stock CSI. CSI is not a party to any agreement granting any security holder of CSI the right to cause CSI to register shares of the capital stock or other securities of CSI held by such security holder under the Securities Act.

SECTION 3.04. Authority; Execution and Delivery; Enforceability. The execution and delivery by CSI of this Agreement and the consummation by CSI of the Transactions have been duly authorized and approved by the Board of Directors of CSI and no other corporate proceedings on the part of CSI are necessary to authorize this Agreement and the Transactions. This Agreement constitutes a legal, valid and binding obligation of CSI, enforceable against CSI in accordance with the terms hereof.

SECTION 3.05. No Conflicts; Consents.

(a) The execution and delivery by CSI of this Agreement, does not, and the consummation of Transactions and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon any of the properties or assets of CSI under, any provision of (i) the CSI Charter or CSI Bylaws, (ii) any material Contract to which CSI is a party or by which any of its properties or assets is bound or (iii) subject to the filings and other matters referred to in Section 3.05(b), any material Judgment or material Law applicable to CSI or its properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and would not reasonably be expected to have a CSI Material Adverse Effect.

(b) No Consent of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to CSI in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, other than the (A) filing with the Securities and Exchange Commission of reports under Sections 13 and 16 of the Exchange Act, and (B) filings under state “blue sky” laws, as each may be required in connection with this Agreement and the Transactions.

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SECTION 3.06. Taxes.

(a) Other than as set forth in Schedule 3.06 hereof, CSI has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate, except to the extent any failure to file, any delinquency in filing or any inaccuracies in any filed Tax Returns, individually or in the aggregate, have not had and would not reasonably be expected to have a CSI Material Adverse Effect. All Taxes shown to be due on such Tax Returns, or otherwise owed, has been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a CSI Material Adverse Effect.

(b) There are no Liens for Taxes (other than for current Taxes not yet due and payable) on the assets of CSI. CSI is not bound by any agreement with respect to Taxes.

(c) If applicable, CSI has established an adequate reserve reflected on its financial statements for all Taxes payable by CSI (in addition to any reserve for deferred Taxes to reflect timing differences between book and Tax items) for all Taxable periods and portions thereof through the date of such financial statements. No deficiency with respect to any Taxes has been proposed, asserted or assessed against CSI, and no requests for waivers of the time to assess any such Taxes are pending, except to the extent any such deficiency or request for waiver, individually or in the aggregate, has not had and would not reasonably be expected to have a CSI Material Adverse Effect.

SECTION 3.07. ERISA Compliance; Excess Parachute Payments. CSI does not, and since its inception never has, maintained, or contributed to any “employee pension benefit plans” (as defined in Section 3(2) of ERISA), “employee welfare benefit plans” (as defined in Section 3(1) of ERISA) or any other CSI Benefit Plan for the benefit of any current or former employees, consultants, officers or directors of CSI.

SECTION 3.08. Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a CSI Material Adverse Effect. Neither CSI nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

SECTION 3.09. Compliance with Applicable Laws. CSI is in compliance with all applicable Laws, except for instances of noncompliance that, individually and in the aggregate, have not had and would not reasonably be expected to have a CSI Material Adverse Effect. CSI has not received any written communication during the past two years from a Governmental Entity that alleges that CSI is not in compliance in any material respect with any applicable Law. This Section 3.09 does not relate to maters with respect to Taxes, which are the subject of 3.06.

SECTION 3.10. Additional Canadian Representations and Warranties. CSI makes the additional representations and warranties as set forth below:

(a) no securities commission, securities regulatory authority, the Canadian Securities Exchange (the “CSE”) or any other similar regulatory body has issued any order preventing or suspending trading of any securities of CSI, no such proceeding is, to the knowledge of CSI, pending, contemplated or threatened, and CSI is not in default of any material requirement of Applicable Canadian Securities Laws;

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(b) the issued and outstanding Common Shares in the capital of CSI are listed and posted for trading on the CSE and the CSI Shares issuable hereunder will be listed and posted for trading on the CSE upon CSI complying with the usual conditions imposed by the CSE with respect thereto and CSI is in material compliance with the by-laws, rules and regulations of the CSE;

(c) at Closing, the CSI Shares shall be validly issued as fully paid and non-assessable shares of CSI. The CSI Shares will be issued to the Company on a basis that is exempt from the prospectus requirements under Applicable Canadian Securities Laws;

(d) the definitive form of share certificate evidencing the CSI Shares has been and will be at the Closing, duly authorized, approved and adopted by CSI and comply with all legal requirements relating thereto.

SECTION 3.11. Brokers; Schedule of Fees and Expenses. No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of CSI.

SECTION 3.12. Contracts. There are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of CSI taken as a whole. CSI is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a CSI Material Adverse Effect.

SECTION 3.13. Title to Properties. Except as set forth on Schedule 3.12, CSI has sufficient title to, or valid leasehold interests in, all of its properties and assets used in the conduct of its businesses. All such assets and properties, other than assets and properties in which CSI has leasehold interests, are free and clear of all Liens other than those Liens that, in the aggregate, do not and will not materially interfere with the ability of CSI to conduct business as currently conducted.

SECTION 3.14. Reserved.

SECTION 3.15. Labor Matters. There are no collective bargaining or other labor union agreements to which CSI is a party or by which it is bound. No material labor dispute exists or, to the knowledge of CSI, is imminent with respect to any of the employees of CSI.

SECTION 3.16. Investment Company. CSI is not, and is not an affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

SECTION 3.17. Disclosure. CSI confirms that neither it nor any person acting on its behalf has provided the Company or its respective agents or counsel with any information that CSI believes constitutes material, non-public information, except insofar as the existence and terms of the proposed transactions hereunder may constitute such information and except for information that will be disclosed by the Company no later than four (4) business days after the Closing. The Company understands and confirms that CSI will rely on the foregoing representations and covenants in effecting transactions in the Exchanged Securities. All disclosure provided to CSI regarding the Company, its business and the Transactions, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

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SECTION 3.18. Reserved.

SECTION 3.19. Foreign Corrupt Practices. Neither the Company, nor, to the Company’s knowledge, any officer, agent, employee or other person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

SECTION 3.20. Transactions With Affiliates and Employees. None of the officers or directors of CSI and, to the knowledge of CSI, none of the employees of CSI is presently a party to any transaction with CSI or any subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of CSI, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

SECTION 3.21. Application of Takeover Protections. CSI has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under CSI’s charter documents or the laws of its state of incorporation that is or could become applicable to the CSI a result of CSI fulfilling its obligations or exercising their rights under this Agreement, including, without limitation, the issuance of the CSI Shares to the Company.

SECTION 3.22. Listing and Maintenance Requirements. CSI is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued trading of its shares of common stock on the trading market on which such shares are currently listed or quoted. The issuance and sale of the CSI Shares under this Agreement does not contravene the rules and regulations of the trading market on which CSI’s securities are currently listed or quoted, and all approvals of the stockholders of CSI, as required for CSI to issue and deliver to the Company the CSI Shares contemplated by this Agreement, have been obtained.

SECTION 3.23. Good Title. CSI has the right and authority to sell and deliver the CSI Shares as provided herein. The Company will receive good title to such CSI Shares, free and clear of all liens, security interests, pledges, equities and claims of any kind, voting trusts and other encumbrances (collectively, “Liens”).

SECTION 3.24. Power and Authority. All acts required to be taken by CSI in order to enter into this Agreement and to carry out the Transactions as contemplated herein have been properly taken. This Agreement constitutes a legal, valid and binding obligation of CSI, enforceable against it in accordance with the terms hereof.

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SECTION 3.25. No Finder’s Fee. CSI has not created any obligation for any finder’s, investment banker’s or broker’s fee in connection with the Transactions.

SECTION 3.26. Purchase Entirely for Own Account. The GSRX Shares proposed to be acquired by CSI hereunder will be acquired for investment purposes, for CSI’s account, and not with a view to the resale or distribution of any part thereof, and CSI has no present intention of selling or otherwise distributing the GSRX Shares which it will receive pursuant to this Agreement, except in compliance with applicable securities laws.

SECTION 3.27. Available Information. CSI has such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the GSRX Shares.

SECTION 3.28. Non-Registration. CSI understands that the GSRX Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and, if issued in accordance with the provisions of this Agreement, will be issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Parties’ representations as expressed herein.

SECTION 3.29. Restricted Securities. CSI understands that the GSRX Shares are characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by CSI pursuant hereto, the GSRX Shares would be acquired in a transaction not involving a public offering. CSI further acknowledges that if the GSRX Shares are issued in accordance with the provisions of this Agreement, such GSRX Shares may not be resold without registration under the Securities Act or the existence of an exemption therefrom. CSI represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

SECTION 3.30. Legends. CSI understands that the GSRX Shares will bear the following legend or another legend that is similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

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THESE SECURITIES ARE SUBJECT TO A LOCKUP AGREEMENT BY AND BETWEEN GSRX INDUSRTIES INC. AND CHEMESIS INTERNATIONAL INC. EXECUTED ON THE DATE HEREOF.

and any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

SECTION 3.31. Accredited Investor. CSI is an “accredited investor” within the meaning of Rule 501 under the Securities Act and CSI was not organized for the specific purpose of acquiring the GSRX Shares.

SECTION 3.32. Acknowledgment. CSI acknowledges that it has read the representations and warranties of the Company set forth in Article II herein and such representations and warranties are, to the best of CSI’s knowledge, true and correct as of the date hereof.

ARTICLE IV

Deliveries

SECTION 4.01. Deliveries of CSI.

(a) Concurrently herewith, CSI shall deliver to the Company, a copy of this Agreement executed by CSI.

(b) Promptly following the Closing, CSI shall deliver to the Company, certificates representing the CSI Shares issued to the Company.

SECTION 4.02. Deliveries of the Company.

(a) Concurrently herewith, the Company is delivering to CSI this Agreement executed by the Company.

(b) Promptly following the Closing, the Company shall deliver to CSI, certificates representing the GSRX Shares issued to CSI.

ARTICLE V

Conditions to Closing

SECTION 5.01. Company Conditions Precedent. The obligation of the Company to enter into and complete the Closing is subject, at the option of the Company, to the fulfillment on or prior to the Closing Date of the following conditions:

(a) Representations and Covenants. The representations and warranties of CSI contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. CSI shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by CSI on or prior to the Closing Date.

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(b) Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the Transactions or to seek damages or a discovery order in connection with such Transactions, or which has or may have, in the reasonable opinion of the Company, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of CSI or the Company.

(c) No Material Adverse Change. There shall not have been any occurrence, event, incident, action, failure to act, or transaction since the date as first set forth above which has had or is reasonably likely to cause a CSI Material Adverse Effect.

(d) Deliveries. The deliveries specified in Section 4.01 shall have been made by CSI.

(e) No Suspensions of Trading; Listing. CSI’s securities are not subject to any cease trade order and trading in CSI’s securities shall not have been suspended by the CSE or any trading market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding CSI) at any time since the date of execution of this Agreement, and CSI securities shall have been at all times since such date listed for trading on a trading market.

(f) Reporting Issuer Status. CSI is a reporting issuer not in default in each of British Columbia, Alberta and Ontario.

(g) Prospectus Exempt. The Company and its counsel are satisfied that the CSI Shares being issued hereunder will be issued in a manner that is exempt from the prospectus requirements under Applicable Canadian Securities Laws, acting reasonably.

(h) CSE Filings. Evidence that CSI has filed all necessary documentation with the CSE in form and substance reasonably satisfactory to the Company and its counsel.

SECTION 5.02. CSI Conditions Precedent. The obligations of CSI to enter into and complete the Closing are subject, at the option of CSI, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by CSI in writing.

(a) Representations and Covenants. The representations and warranties of the Company contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Company shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Company on or prior to the Closing Date.

(b) Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the Transactions or to seek damages or a discovery order in connection with such Transactions, or which has or may have, in the reasonable opinion of CSI, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of the Company.

(c) No Material Adverse Change. There shall not have been any occurrence, event, incident, action, failure to act, or transaction since inception which has had or is reasonably likely to cause a Company Material Adverse Effect.

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(d) Deliveries. The deliveries specified in Section 4.02 shall have been made by the Company.

(e) No Suspensions of Trading; Listing. Trading in Company’s securities shall not have been suspended by the OTCQB or any trading market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Company’s securities shall have been at all times since such date listed for trading on a trading market.

ARTICLE VI

Covenants

SECTION 6.01. Public Announcements. CSI and the Company will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press releases or other public statements with respect to the Agreement and the Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchanges.

SECTION 6.02. Post-Closing Filings. Under Applicable Canadian Securities Laws CSI covenants to do all things and prepare and timely file all documents that are required to be filed under Applicable Canadian Securities Laws as a result of the closing of the transactions contemplated herein, and GSRX covenants to provide all information which may be required for such purposes.

SECTION 6.03. Fees and Expenses. All fees and expenses incurred in connection with this Agreement shall be paid by the Party incurring such fees or expenses, whether or not this Agreement is consummated, provided that, upon Closing no payments will be due to any party in connection with the preparation and execution of this Agreement.

SECTION 6.04. Continued Efforts. Each Party shall use commercially reasonable efforts to (a) take all action reasonably necessary to consummate the Transactions, and (b) take such steps and do such acts as may be necessary to keep all of its representations and warranties true and correct as of the Closing Date with the same effect as if the same had been made, and this Agreement had been dated, as of the Closing Date.

SECTION 6.05. Exclusivity. Each of CSI and the Company shall not (and shall not cause or permit any of their affiliates to) engage in any discussions or negotiations with any person or take any action that would be inconsistent with the Transactions and that has the effect of avoiding the Closing contemplated hereby. Each of CSI and the Company shall notify each other immediately if any person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

SECTION 6.06. Filing of 8-K and Press Release. The Company shall file, no later than four (4) business days of the Closing Date, a Current Report on Form 8-K and attach as exhibits all relevant agreements with the Securities and Exchange Commission disclosing the terms of this Agreement and other requisite disclosure regarding the Transactions. Additionally, CSI shall file, no later than four (4) business days of the Closing Date, a Material Change Report on Form 51-102F3 and attach as exhibits all relevant agreements with the SEDAR disclosing the terms of this Agreement and other requisite disclosure regarding the Transactions.

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ARTICLE VII

Miscellaneous

SECTION 7.01. Indemnification. Each Party hereby agrees to indemnify and hold harmless the other party, its officers, directors, employees and agents against any and all losses, claims, expenses, damages or liabilities, jointly and severally, to which any of them may become subject or which they may incur, including all reasonable attorney’s fees and costs, to the fullest extent lawful, and all costs and expenses arising out of or in connection with any suit, action, or claim, arising out of the breach of their respective duties and responsibilities under this Agreement, or resulting from any breach of any representations or warranties under this Agreement with respect to their business, operations or assets.

SECTION 7.02. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt by the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to CSI, to:

Chemesis International Inc.

Suite 2710 – 200 Granville Street

Vancouver, BC V6C 1S4

Attention: Aman Parmar

with a copy (which shall not constitute notice) to:

Cassels Brock & Blackwell LLP

885 West Georgia Street, Suite 2200

Vancouver, BCV6C 3E8

Attention: Deepak Gill

If to the Company, to:

GSRX Industries Inc.

1301 E Debbie Lane 102-160

Mansfield, TX 76063

Attention: Tom Gingerich

With a copy to:

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, NY 10036

Attn: Darrin M. Ocasio, Esq.

SECTION 7.03. Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and CSI. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

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SECTION 7.04. Replacement of Securities. If any certificate or instrument evidencing any Exchange Security is mutilated, lost, stolen or destroyed, the Party in which the Exchange Security represents ownership in shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefore, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Party of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Exchange Security. If a replacement certificate or instrument evidencing any Exchange Securities is requested due to a mutilation thereof, each Party may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

SECTION 7.05. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, CSI and the Company will be entitled to specific performance under this Agreement. The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

SECTION 7.06. Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

SECTION 7.07. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that Transactions contemplated hereby are fulfilled to the extent possible.

SECTION 7.08. Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

SECTION 7.09. Entire Agreement; Third Party Beneficiaries. This Agreement, and the ancillary rights agreement between the parties of even date, (a) constitutes the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the Transactions and (b) is not intended to confer upon any person other than the Parties any rights or remedies.

SECTION 7.10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to principles of conflicts of laws. Any action or proceeding brought for the purpose of enforcement of any term or provision of this Agreement shall be brought only in the Federal or state courts sitting in the State of New York and the parties hereby waive any and all rights to trial by jury.

SECTION 7.11. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of the other Parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Share Exchange Agreement as of the date first above written.

CSI:

Chemesis International Inc.

By:
Name:
Title:

[Company Signature Pages Follow

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The Company:

GSRX INDUSTRIES INC.

By:
Name:	Leslie Ball
Title:	Chief Executive Officer

[Signature Page to Share Exchange Agreement]